Exhibit 23.2  Consent of Conrad Lysiak. Attorney at Law

CONRAD C. LYSIAK
Attorney and Counselor at Law
601 West First Avenue
Suite 903
Spokane, Washington 99201
(509) 624-1475
FAX: (509) 747-1770

CONSENT

I HEREBY CONSENT to the inclusion of my name in connection with the Form SB-2 Registration Statement filed with the Securities and Exchange Commission as attorney for the registrant, VISTA DORADA CORP.

                                    DATED this 28th day of March, 2007.

                Yours truly,

                                                CONRAD C. LYSIAK
                Conrad C. Lysiak